UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934
Date of Report (Date of earliest event reported): August 23, 2006
GREAT WESTERN LAND AND RECREATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-18808	13-3530765

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID No.)
7373 North Scottsdale Road, Suite C-140, Scottsdale, Arizona 85253
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code: (480) 949-6007

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simujltaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below)
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to rule 14a-12under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

GREAT WESTERN LAND AND RECREATION, INC.
FORM 8-K
CURRENT REPORT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
(b)	Daniel J. Regan has left his position as our Chief Financial Officer effective August 23, 2006.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 25, 2006	GREAT WESTERN LAND AND RECREATION, INC.
	By:	/s/ Jay N. Torok
Jay N. Torok, Chairman